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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               December 23, 2003
                               -----------------
                Date of Report (Date of Earliest Event Reported)

                             HARRIS INTERACTIVE INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      000-27577                16-1538028
   ------------------------    ------------------------   ---------------------
       (State or other         (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                            Identification Number)

              135 Corporate Woods, Rochester, New York            14623
              ----------------------------------------        -------------
              (Address of Principal Executive Offices)          (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 272-8400
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.       OTHER EVENTS.

On December 23, 2003, Harris Interactive Inc. (the "Company") issued a press release announcing that George Bell, Stephen D. Harlan, and Dr. Subrata K. Sen have been elected to the Company's Board of Directors effective January 1, 2004. A copy of the press release is attached to this Report on Form 8-K as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

(c)           EXHIBITS

              Exhibit 99.1 Press Release issued by Harris Interactive Inc. on December 23, 2003.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HARRIS INTERACTIVE INC.
                                                     (Registrant)


                                          By:         /s/  Bruce A. Newman
                                                   --------------------------
                                          Name:    Bruce A. Newman
                                          Title:   Chief Financial Officer
                                                   (Principal Financial Officer)

Dated: December 23, 2003



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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

99.1              Press Release issued by Harris Interactive Inc. on
                  December 23, 2003.



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